ENDOWMENTS, INC.
                           Four Embarcadero Center
                                P.O. Box 7650
                        San Francisco, California 94120

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            NOVEMBER 21, 1996


To the Shareholders of Endowments, Inc.:

     The Annual Meeting of Shareholders of Endowments, Inc. (the "fund") will be held at the offices of Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, California, on Thursday, November 21, 1996, at 10:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

(1)  election of a board of eight (8) directors;

(2) approval of a proposed amendment of investment objective to include preservation of capital as a secondary objective;

(3) ratification of the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the fund for the fiscal year ending July 31, 1997; and

(4)  such other matters as may properly come before the meeting.

     The Board of Directors has fixed the close of business on October 3, 1996 as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting.

     THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE ANNUAL MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.
      By Order of the Board of Directors

      Patrick F. Quan
      Secretary

San Francisco, California

October 9, 1996

                 IT IS IMPORTANT THAT YOU MARK, DATE, SIGN, AND
                       PROMPTLY MAIL THE ENCLOSED PROXY.

                                PROXY STATEMENT

     The enclosed Proxy is solicited by the Board of Directors of the fund in connection with the Annual Meeting of Shareholders to be held on Thursday, November 21, 1996. Every Proxy returned in time to be voted at the meeting will be voted, and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. Anyone giving a Proxy may revoke it prior to its exercise, either by filing with the fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

     At the close of business on October 3, 1996, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 3,217,438 common shares of capital stock, $1 par value, the only authorized class of voting securities of the fund. Each share is entitled to one vote. There is no provision for cumulative voting. As of August 31, 1996 the shareholders who owned 5% or more of the fund's outstanding stock were: California Institute of the Arts, 246,298 shares (7.73%); St. Mark's School of Texas, 1,082,822 shares (33.98%);
and San Francisco Opera Association, 200,905 shares (6.30%). As St. Mark's School of Texas owns in excess of 25% of the voting shares of the fund, it is, pursuant to the Investment Company Act of 1940 (the "1940 Act"), presumed to be a controlling person of the fund.

     This Proxy Statement was first mailed to shareholders on or about October 9, 1996. The fund's Annual Report for the fiscal year ended July 31, 1996 including financial statements has been mailed to each shareholder entitled to vote at the meeting. The report is not to be regarded as proxy soliciting material or as part of this Proxy Statement.

     With respect to the election of directors (Item 1), the eight nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve Item 2 is the affirmative vote of the lesser of (a) 67% or more of all shares present in person or by proxy, provided the holders of more than 50% of all outstanding voting shares are present or represented by proxy, or (b) more than 50% of all outstanding voting shares on the record date. The vote required to approve Item 3 is the affirmative vote of more than 50% of all outstanding voting shares on the record date.

     In the event that sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies. The persons named as proxies may vote all Proxies in favor of such adjournment, but only if such persons also consider it reasonable and in the interest of shareholders to adjourn such meeting. Signed but unmarked Proxies will be voted for the below nominated directors and in favor of all proposals. Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s).

1.   ELECTION OF DIRECTORS

     Eight directors are to be elected at the meeting to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees were elected by the shareholders at a meeting held November 16, 1995. The directors were nominated for re-election at a meeting of the Board held August 16, 1996. Each of the nominees has agreed to serve as a director if re-elected. The Certificate of Incorporation provides that each director, except for the Chairman of the Board or the President, shall be a designated representative of at least one charitable institution which is a shareholder of the fund or of Bond Portfolio for Endowments, Inc. If, due to present unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors shall recommend. The table on the following page sets forth certain information regarding the nominees.

  Name of Nominee           Current Principal          Year First    Memberships on
  (Position with            Occupation and             Elected a     Boards of Other
  Fund)                     Principal Employment       Director      Registered Investment
  and Age                   During Past Five Years /1/               Companies and Publicly
                                                                     Held Companies



/2/ Robert B. Egelston      Senior Partner, The        1989          Bond Portfolio for Endowments
 (Chairman of the           Capital Group                            Emerging Markets Growth
 Board)                     Partners L.P.; former                    Fund
 65                         Chairman of the Board,                   The New Economy Fund
                            The Capital Group                        SMALLCAP World Fund
                            Companies, Inc.



/3/ /4/ /5/ Frank L.        President, Independent      1992         Anchor Pathway Fund
Ellsworth (Director)        Colleges of Southern                     Bond Portfolio for Endowments
 53                         California; former                       The Polaris Trust
                            President, Pitzer College.               The Seasons Fund
                            Designated Representative:
                            Independent Colleges of
                            Southern California.



/3/ /4/ Steven D. Lavine    President, California       1994         Bond Portfolio for Endowments
 (Director)                 Institute of the Arts.
 49                         Designated Representative:
                            California Institute of the Arts.



/3/ /4/ Patricia A.         Chief Financial Officer,    1988         Bond Portfolio for Endowments
  McBride  (Director)       Kevin L. McBride,
    53                      D.D.S., Inc.
                            Designated Representative:
                            St. Mark's School of
                            Texas.



/3/ /4/ John R. Metcalf     Private investor; former    1971          Bond Portfolio for Endowments
 (Director)                 Vice President,
 80                         Alexander and Alexander.
                            Designated Representative:
                            Alpine Winter Foundation.





/3/ /4/ Charles R.          Chairman, Pfaffinger        1988          Bond Portfolio for Endowments
 Redmond  (Director)        Foundation; former President
 70                         and Chief Executive Officer,
                            Times Mirror Foundation; and
                            former Executive Vice
                            President and Member of the
                            Management Committee, The
                            Times Mirror Company.
                            Designated Representative:
                            Loyola Marymount University.



/2/ Thomas E. Terry         Consultant.  Former Vice    1994          American Variable Insurance Series
 (President and             President and Secretary,                  Bond Portfolio for Endowments
  Director)                 Capital Research and
 58                         Management Company.
                            Designated Representative:
                            Citizens' Scholarship Foundation of America.



/3/ /4/ Robert C. Ziebarth  Management Consultant,      1993           Bond Portfolio for Endowments
 (Director)                 Ziebarth Company.
 60                         Designated Representative:
                            Foundation for Reproductive
                            Research & Education.


______________________

/1/ Corporate positions, in some instances, may have changed during the period.

/2/ Is considered an "interested person" of the fund within the meaning of the 1940 Act, on the basis of his affiliation with Capital Research and Management Company (the "Investment Adviser").

/3/ The fund has an Audit Committee comprised of the above-designated directors. The function of the Committee includes such specific matters as recommending the independent auditors to the Board of Directors, reviewing the audit plan and results of audits and considering matters deemed appropriate by the Board of Directors and/or the Committee.

/4/ The fund has a Contracts Committee comprised of the above-designated directors who are not considered to be "interested persons" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory agreement that the fund proposes to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters.

/5/ Mr. Ellsworth serves as a director or trustee on the boards of a total of three funds, which are managed by Capital Research and Management Company. Only Anchor Pathway Fund pays a director's fee. His total compensation from that fund for the 12 months through July 31, 1996 was $13,000.

     Shares of the fund may be purchased only by institutional investors exempt from taxation under Section 501(c)(3) of the Internal Revenue Code. Therefore, none of the directors owns any shares of the fund. Furthermore, the fund pays no salaries or other compensation to its directors. No other director, except for Mr. Ellsworth (as noted above), receives any compensation from funds managed by Capital Research and Management Company.

     There were four Board of Directors, one Contracts Committee, and two Audit Committee meetings in the fiscal year 1996. Each of the nominees, except Mr. Lavine, attended at least 75% of all meetings of the Board and of the committees of which he or she was a member.

                            OTHER EXECUTIVE OFFICERS

  Name                        Principal Occupation                 Officer
  (Position with Fund)        for Last Five Years /1/              Continuously
  and Age                                                          Since/2/



Abner D. Goldstine           Senior Vice President and Director,    1995
 (Senior Vice President)     Capital Research and Management
 66                          Company.



Robert G. O'Donnell          Senior Vice President and Director,    1995
 (Senior Vice President)     Capital Research and Management
 52                          Company.



Steven N. Kearsley           Vice President and                     1975
 (Vice President and         Treasurer, Capital
 Treasurer)                  Research and Management
 55                          Company.



Patrick F. Quan              Vice President - Fund                  1986
 (Secretary)                 Business Management Group,
 38                          Capital Research and
                             Management Company.


__________________

/1/ The occupation shown reflects the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during the period.

/2/ Officers are elected to hold office until their respective successors are elected, or until they resign or are removed.

     No officers, directors, or employees of Capital Research and Management Company, its parent, or its subsidiaries received any remuneration directly from the fund.

2.   APPROVAL OR DISAPPROVAL OF AN ADDITIONAL SECONDARY INVESTMENT OBJECTIVE

     Currently, the primary investment objective of the fund is long-term growth of principal with income as a secondary objective. It is proposed that an additional secondary objective of preservation of capital be added. Thus, if the proposed modification is approved, the fund will seek primarily long-term growth of principal with income and preservation of capital as secondary objectives. Notwithstanding this modification, the fund would continue to invest primarily in common stocks or securities convertible into common stock.

     While the proposed change will not substantially alter the direction of the fund, the Investment Adviser believes that it is important to stress, given the fund's role as an investment vehicle for non-profit organizations, that preservation of capital is considered an important factor in selecting investments.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO ADD AN ADDITIONAL SECONDARY OBJECTIVE OF PRESERVATION OF CAPITAL TO THE FUND.

3. RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR 1997

     Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the fund as that term is defined in the 1940 Act) of the firm of Deloitte & Touche LLP as independent auditors for the fund for the fiscal year 1997. In addition to the normal audit services, Deloitte & Touche LLP will provide services in connection with the preparation and review of federal and state tax returns for the fund. Deloitte & Touche LLP has served as the fund's independent auditors since February 13, 1991 and has advised the fund that it has no material direct or indirect financial interest in the fund or its affiliates. No representative of the firm of Deloitte & Touche LLP is expected to be available to answer questions or attend the meeting of shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THEIR SELECTION OF DELOITTE & TOUCHE LLP.


OTHER MATTERS

     Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters set forth herein. Should any other matters properly requiring a vote of shareholders arise, the Proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such Proxy discretionary authority to vote the shares in respect of any such matters in accordance with their best judgment in the interest of the fund and its shareholders.

                             SHAREHOLDER PROPOSALS

     Notice is hereby given that any shareholder proposals for inclusion in the proxy solicitation materials for the next annual meeting, presently scheduled for November 20, 1997, must be received by the fund at its principal executive offices, Four Embarcadero Center, Suite 1800, San Francisco, CA 94111, not less than 120 days in advance of the first anniversary of the date of this Proxy Statement. Any such proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                              GENERAL INFORMATION

     Capital Research and Management Company is the investment adviser to the fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821.

     The cost of solicitation of the enclosed Proxies will be borne by the fund. If necessary to ensure satisfactory representation at the meeting, the officers of the fund may solicit proxies to a limited extent by telephone or fax. Any such additional solicitation would be undertaken without cost to the fund, except actual out-of-pocket communication charges which are estimated not to exceed $1,000. ALL SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

     A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT FOUR EMBARCADERO CENTER, SUITE 1800, SAN FRANCISCO, CA 94111, OR BY TELEPHONING 415/421-9360. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.
      By Order of the Board of Directors

      Patrick F. Quan
      Secretary

October 9, 1996


PROXY

                                ENDOWMENTS, INC.
           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                         FUND FOR THE ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD NOVEMBER 21, 1996

     The undersigned hereby appoints Thomas E. Terry and Patrick F. Quan as lawful agents and proxies, each with full power to appoint a substitute to represent the undersigned at the aforesaid Annual Meeting of Shareholders to be held at the offices of Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, California, on Thursday, November 21, 1996, at 10:00 a.m., on all matters coming before said meeting.

1.   ELECTION OF DIRECTORS

     Nominees: Robert B. Egelston, Frank L. Ellsworth, Steven D. Lavine, Patricia A. McBride, John R. Metcalf, Charles R. Redmond, Thomas E. Terry, and Robert C. Ziebarth

     [  ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):
                                       OR
     [  ] VOTE WITHHELD from all nominees.

2. APPROVAL OF A PROPOSED AMENDMENT OF INVESTMENT OBJECTIVE TO INCLUDE PRESERVATION OF CAPITAL AS A SECONDARY OBJECTIVE

     [  ]  FOR     [  ]  AGAINST   [  ]  ABSTAIN

3.   RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

     [  ]  FOR     [  ]  AGAINST   [  ]  ABSTAIN

4. In their discretion, upon other matters as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.

                                   _______________________________

________________________, 1996     _______________________________
  (Date)                           (Please sign exactly as name appears below)


                  SHAREHOLDER:     ________________________________

                  SHARES HELD OCTOBER 3, 1996:   __________________